UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017

MAJOR LEAGUE FOOTBALL, INC (MLFB)
(Exact name of registrant as specified in its charter)

Delaware	000-51132	20-1568059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9515 Atlanta Ave. Suite 5746 Huntington Beach, CA	92616
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 981-2357

Former Address:6230 University Parkway,
Suite 301 Lakewood Ranch,
Florida 34240

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

A.	Press release issued on September 22, 2017

CONTACTS:

Kris Craig, Major League Football

(714) 472-4543 k.craig@mlfb.com

FOR IMMEDIATE RELEASE	Thursday, September 21, 2017

MLFB HOLDS LEAGUE MEETING IN AUSTIN, TEXAS

Developmental Spring Football League set to meet in the Lone Star State

HUNTINGTON BEACH, CA – Major League Football, a professional football developmental league, will play their inaugural season in Spring 2018. Led by President/CEO Jerry C. Craig, Major League Football is holding its initial league meetings at the Renaissance Hotel in Austin, Texas. Meetings were held this week to determine the future of the budding league.

The league’s objective is to be a developmental league that services professional football leagues in North America. The MLFB is geared to developing players that would like to continue their dreams of playing professional football.

“We see this as an opportunity to feed the nation’s thirst for football,” Craig said. “We look to give players the tools they need to improve their craft, receive professional development and get a look at continuing their dreams of playing professionally.”

Teams will be made up of players who were recently released from NFL camps. The league will hold the first draft in early 2018 to fill their first-year rosters.

The league is committed to providing players with development from former NFL coaches Dave Campo, Ted Cottrell, Galen Hall, Larry Kirksey and Robert Ford to name a few that have committed to the league’s development.

MLFB will play its initial season in eight metropolitan areas around the United States. Locations will be voted on in Austin this week and will be announced at a later date.

B.	Change of Address

MLFB has evacuated its premises in Florida and moved its operations to California. Its new address is: 9515 Atlanta Ave., Suite 5746, Huntington Beach, CA 92616.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJOR LEAGUE FOOTBALL, INC.

By:	/s/ Jerry C. Craig
Jerry C. Craig, President and CEO

Dated: September 25, 2017

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